UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2018

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 40 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                                ☒

1.01	Entry into a Material Definitive Agreement.

On June 4, 2018, Business First Bancshares, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Stephens Inc., as representative of the several underwriters named in Schedule A thereto (collectively, the “Underwriters”), to issue and sell 1,050,000 shares of the Company’s common stock, par value $1.00 per share, at a public offering price of $24.00 per share in an underwritten public offering. As part of the offering, the Company granted the Underwriters a 30-day option to purchase up to an additional 157,500 shares of Company common stock at the public offering price, less the underwriting discount, which the Underwriters elected to exercise in full.

After deducting underwriting discounts and commissions and estimated offering expenses, and with the Underwriters’ exercise of the over-allotment option, the Company expects the net proceeds of the offering to be approximately $27.0 million. The Company intends to use the net proceeds from the offering to fund the cash consideration portion of its proposed merger with Richland State Bancorp, Inc., to strengthen its capital position and for general corporate purposes. The offering closed on June 7, 2018.

The Underwriting Agreement contains customary representations, warranties and agreements of the parties thereto, conditions to closing, obligations of the parties and termination rights. The foregoing description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Pursuant to the Underwriting Agreement, the directors and executive officers of the Company entered into agreements in substantially the form included as an exhibit to the Underwriting Agreement providing for a 90-day “lock-up” period with respect to sales of Company securities, subject to certain exceptions.

The offer and sale of shares of common stock sold in the Offering were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-224692) dated May 23, 2018 (the “Registration Statement”). The offer and sale of the shares of common stock in the offering are described in the prospectus constituting a part of the Registration Statement, as supplemented by the accompanying prospectus supplement dated June 5, 2018.

7.01	Regulation FD Disclosure.

On June 5, 2018, BFST issued a press release announcing an increase in the number of shares being offered from 900,000 to 1,050,000 and the pricing of the offering. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished as Exhibits 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated June 4, 2018, by and among Business First Bancshares, Inc., Business First Bank and Stephens Inc.

5.1	Opinion of Fenimore, Kay, Harrison & Ford, LLP regarding the legality of the Common Stock.

23.1	Consent of Fenimore, Kay, Harrison & Ford, LLP (included in Exhibit 5.1 filed herewith).

99.1	Press release announcing the pricing and increase in size of the Offering dated June 5, 2018.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements reflect the current views of BFST’s management with respect to, among other things, future events and BFST’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about BFST’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond BFST’s control. Accordingly, BFST cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although BFST believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from BFST’s expectations include successfully implementing its growth strategy, including identifying acquisition targets and consummating suitable acquisitions; continuing to sustain internal growth rate; providing competitive products and services that appeal to its customers and target market; continuing to have access to debt and equity capital markets and achieving its performance goals. The foregoing list of factors is not exhaustive. If one or more events related to these or other risks or uncertainties materialize, or if BFST’s underlying assumptions prove to be incorrect, actual results may differ materially from what BFST anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and BFST does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, BFST cannot assess the impact of each factor on BFST’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 8, 2018

Business First bancshares, inc.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated June 4, 2018, by and among Business First Bancshares, Inc., Business First Bank and Stephens Inc.

5.1	Opinion of Fenimore, Kay, Harrison & Ford, LLP regarding the legality of the Common Stock.

23.1	Consent of Fenimore, Kay, Harrison & Ford, LLP (included in Exhibit 5.1 filed herewith).

99.1	Press release announcing the pricing and increase in size of the Offering dated June 5, 2018.